UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2018

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Hammarlund Way – Tech 3 Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.   Entry into a Material Definitive Agreement

Effective April 15, 2018, Towerstream Corporation (the “Company”) and its subsidiaries Towerstream I Inc., Hetnets Tower Corporation, Omega Communications Corporation, Alpha Communications Corporation and Towerstream Houston, Inc. entered into a second amended and restated Forbearance to Loan Agreement (the “Second Amended and Restated Agreement”) with Melody Business Finance LLC (“Melody”) and the majority lenders under the loan agreement entered into on October 16, 2014 by and among the Company, certain of its subsidiaries, Melody and the lenders party thereto (the “Loan Agreement”).

Pursuant to the Second Amended and Restated Agreement, Melody and the majority lenders waived the Company’s requirement under Section 6.1(a)(i) of the Loan Agreement to deliver to Melody an auditor’s report without a “going concern” qualification (the “Qualified Report”) through June 30, 2018 (the “Forbearance Period”). In addition, Melody, through the Forbearance Period, waived the Company’s requirement to maintain at least $6,500,000 minimum in deposit accounts or securities accounts (the “$6,500,000 Minimum”) and agreed to forbear from exercising any of its rights with respect to an event of default related to the Qualified Report and the $6,500,000 Minimum. The Forbearance Period shall terminate upon the Company’s failure to maintain at least $3,000,000 minimum in deposit accounts or securities accounts or upon the occurrence of certain events of default. The Company also agreed, among other things, (i) to certain milestones in connection with a proposed sale of the Company, (ii) subject to applicable law, to cease filing periodic reports with the Securities and Exchange Commission and (iii) to issue to Melody a new series of preferred stock that will be entitled to receive upon a liquidation event a distribution as set forth in the Second Amended and Restated Agreement.

The Second Amended and Restated Agreement amends and restates in full the forbearance agreement by and between the Company and Melody originally effective January 26, 2018, as amended and restated on February 28, 2018 and amended on March 30, 2018.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Second Amended and Restated Forbearance to Loan Agreement dated April 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: April 18, 2018	By:	/s/ Ernest Ortega
Ernest Ortega
Chief Executive Officer